Income Taxes (Details 1) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Income Taxes (Details)
Net Operating Loss Carryforwards	$ 1,049	$ 0
Research And Development Carryforwards	118	0
Stock-based Compensation Expense	274	0
Intangible Assets	110	0
Other, Net	78	0
Total Deferred Tax Assets	1,629	0
Less: Valuation Allowance	(1,629)	0
Deferred Tax Assets	$ 0	$ 0